Exhibit 24

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 7th day of March, 2001.
                                        /s/ Albert R. Gamper, Jr.
                                        ------------------------------------
                                            Albert R. Gamper, Jr.

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                        /s/ Daniel P. Amos
                                        ------------------------------------
                                            Daniel P. Amos

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                        /s/ Anthea Disney
                                        ------------------------------------
                                            Anthea Disney

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                        /s/ John S. Chen
                                        ------------------------------------
                                            John S. Chen

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 12th day of March, 2001.
                                        /s/ William A. Farlinger
                                        ------------------------------------
                                            William A. Farlinger

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                   `    /s/ Thomas H. Kean
                                        ------------------------------------
                                            Thomas H. Kean

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                        /s/ Paul G. Morton
                                        ------------------------------------
                                            Paul G. Morton

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                        /s/ Takatsugu Murai
                                        ------------------------------------
                                            Takatsugu Murai

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 8th day of March, 2001.
                                        /s/ William M. O'Grady
                                        ------------------------------------
                                            William M. O'Grady

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 8th day of March, 2001.
                                        /s/ Paul N. Roth
                                        ------------------------------------
                                            Paul N. Roth

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                        /s/ Peter J. Tobin
                                        ------------------------------------
                                            Peter J. Tobin

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 21st day of March, 2001.
                                        /s/ Keiji Torii
                                        ------------------------------------
                                            Keiji Torii

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 12th day of March, 2001.
                                        /s/ Theodore V. Wells, Jr.
                                        ------------------------------------
                                            Theodore V. Wells, Jr.

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2000:

      Hereby acknowledges that the undersigned director of the Company has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the annual report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 10th day of March, 2001.
                                        /s/ Alan F. White
                                        ------------------------------------
                                            Alan F. White